CREDIT FACILITIES (Tables)	12 Months Ended
Dec. 31, 2017
CREDIT FACILITIES.
Schedule of credit facilities

	2017	2016
	US$'000	US$'000
Revolving Facility	67,000	66,750
Term Loan	125,000	125,000
Total Credit Facilities	192,000	191,750
Deferred financing fees, net of accumulated amortisation	(2,690)	(3,501)
Total credit facilities, net of deferred financing fees	189,310	188,249